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                                                                    Exhibit 10.1


                           COMVERSE TECHNOLOGY, INC.

              4-1/2% Convertible Subordinated Debentures due 2005

                              PURCHASE AGREEMENT
                              ------------------


                                                                   June 25, 1998


LEHMAN BROTHERS INC.
3 World Financial Center
New York, New York  10285

Ladies and Gentlemen:

          Comverse Technology, Inc., a New York corporation (the "Company"), proposes to offer and sell to Lehman Brothers Inc. (the "Initial Purchaser") $250,000,000 principal amount of the Company's 4-1/2% Convertible Subordinated Debentures due 2005 (the "Firm Offered Securities") to be issued pursuant to the provisions of an Indenture to be dated as of June 30, 1998 (the "Indenture") between the Company and The Chase Manhattan Bank, as trustee (the "Trustee").
In addition, the Company proposes to grant to the Initial Purchaser an option to purchase up to an additional $50,000,000 principal amount of its 4-1/2% Convertible Subordinated Debentures due 2005 (the "Additional Offered Securities") on the terms and for the purposes set forth in Section 2(b) hereof. The Firm Offered Securities and any Additional Offered Securities purchased pursuant to this Agreement are herein called the "Offered Securities". The Offered Securities will be convertible into shares (the "Conversion Shares") of common stock, par value $.10 per share, of the Company (the "Common Stock").

          It is understood that the Initial Purchaser will resell the Offered Securities only inside the United States to qualified institutional buyers (each, a "Qualified Institutional Buyer") in reliance on Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act").

          1.   Representations, Warranties and Agreements of the Company.  The
               ---------------------------------------------------------
Company represents and warrants to the Initial Purchaser that:

          (a) The Company has prepared an Offering Memorandum dated the date hereof (the "Offering Memorandum") relating to the Offered Securities. Copies of the Offering Memorandum have been delivered by the Company to the Initial Purchaser and the Company authorizes the Initial Purchaser to distribute copies thereof in connection with the offering and resale of the Offered Securities as provided herein. Documents filed by the Company under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or prior to the date of the Offering Memorandum and any documents filed by the Company under the Exchange Act after the date of the Offering Memorandum, in each case that are incorporated or deemed incorporated by reference in the Offering Memorandum, when they were or are filed with the U.S. Securities and Exchange Commission (the "Commission"), conformed or will conform, as the case may
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     be, as to form in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Offering Memorandum does not and will not prior to the completion of the distribution of the Offered Securities contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes
                                                 --------
     no representation or warranty as to information contained in or omitted from the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser specifically for inclusion therein.

          For purposes of this Agreement, "Rules and Regulations" means the rules and regulations of the Commission under the Securities Act and the Exchange Act, as the context requires. Reference made herein to the Offering Memorandum shall be deemed to refer to and include any documents incorporated by reference therein as of the date of the Offering Memorandum and any reference to any amendment or supplement to the Offering Memorandum shall be deemed to refer to and include any documents filed under the Exchange Act after the date of the Offering Memorandum, as amended by subsequently dated documents, and incorporated by reference in the Offering Memorandum.

          (b) The Company and each of its Subsidiaries (as such term is defined in Rule 405 under the Securities Act) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their business requires such qualification (except for where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole) and have all power and authority necessary to own or hold their respective properties and to conduct the business in which they are engaged; and none of the Subsidiaries of the Company (other than Efrat Future Technology Ltd. and Comverse Network Systems, Inc.) is a "significant subsidiary" (as such term is defined in Rule 405 under the Securities Act).

          (c) The Company has an authorized capitalization as set forth in the Offering Memorandum; all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; all the shares of capital stock of each Subsidiary of the Company, owned by the Company, directly or indirectly, have been duly and validly authorized and issued and are fully paid and non-assessable and owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except as described in the Offering Memorandum; the Conversion Shares have been duly authorized and validly reserved for issuance upon conversion of the Offered Securities and are free of preemptive rights, and all Conversion Shares, when so issued and delivered upon such conversion in accordance with the terms of the Indenture, will be duly and validly authorized and issued, fully paid and non-assessable

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     and free and clear of all liens, encumbrances, equities or claims.

          (d) The Offered Securities have been duly authorized by the Company and, when executed, authenticated and delivered in accordance with this Agreement and the Indenture, will be valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting rights of creditors and other obligees generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing, and will be entitled to the benefits of the Indenture.

          (e) The Company has full right, power and authority to execute and deliver this Agreement and the Registration Rights Agreement between the Company and the Initial Purchaser (the "Registration Rights Agreement") and perform its obligations hereunder and thereunder; and each of this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and (assuming the due execution and delivery thereof by the Initial Purchaser) constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting rights of creditors' and other obligees generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing, and except, further, as enforceability of the indemnification and contribution provisions hereof and thereof may be limited by considerations of public policy.

          (f) The Company has full right, power and authority to execute and deliver the Indenture and perform its obligations thereunder; the Indenture has been duly authorized and, when duly executed and delivered by the Company (assuming the due execution and delivery thereof by the Trustee), will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting rights of creditors and other obligees generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing. The Offered Securities and the Indenture conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

          (g) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and the issuance of the Offered Securities and the Conversion Shares and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in a breach or violation of any of the terms or provisions of, or (including with the giving of notice or the lapse of time or both) constitute a default under, any indenture, mortgage, deed of trust, loan

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     agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the properties or assets of the Company or any of its Subsidiaries is subject which would, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the charter, by-laws or other constitutive documents of the Company or any of its Subsidiaries or any statute or any order, rule 7or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets; and no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and the issuance of the Offered Securities and the Conversion Shares and the consummation of the transactions contemplated hereby and thereby except as may be required by the securities or "blue sky" laws of any state of the United States in connection with the sale of the Offered Securities and except as contemplated by the Registration Rights Agreement.

          (h) Except for the Company's 5-3/4% Convertible Subordinated Debentures due 2006 and as otherwise described or referred to in the Offering Memorandum, there are no outstanding warrants or options issued by the Company to purchase any shares of the capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company except for stock options issued to employees of the Company and its Subsidiaries pursuant to the Company's stock option plans and stock purchase plans, and there are no preemptive or other rights to subscribe for or to purchase from the Company, and no restrictions upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter, by-laws or other constitutive documents or any agreement or other instrument to which the Company is a party or by which it is bound, and no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any registration statement filed by the Company under the Securities Act.

          (i) Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest audited consolidated financial statements included or incorporated by reference in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not actually covered by insurance, or any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum; and, since the respective dates as of which information is given in the Offering Memorandum, there has not been any change in the capital stock (except pursuant to the exercise of outstanding options or warrants or the conversion of the Company's 5-3/4% Subordinated Debentures due 2006) or long-term debt of the Company (other than scheduled redemptions or payments) or any material adverse change, or, to the best of the Company's knowledge, any development involving a prospective material adverse change, in or affecting the business, properties, financial condition, results of operations or prospects of the

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     Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum.

          (j) The consolidated financial statements included or incorporated by reference in the Offering Memorandum present fairly, in all material respects, the financial condition and results of operations of the Company and its Subsidiaries at the dates and for the periods indicated, and have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") applied on a consistent basis throughout the periods involved, except, with respect to interim financial statements, for omissions permissible under the Rules and Regulations under the Exchange Act applicable to a Quarterly Report on Form 10-Q.

          (k) Deloitte & Touche LLP, whose reports are included or incorporated by reference in the Offering Memorandum, are independent public accountants within the meaning of the Securities Act and the Exchange Act and the Rules and Regulations.

          (l) The Company and each of its Subsidiaries own or possess adequate and enforceable rights to use all material licenses, patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, copyright applications, tradenames, know-how (including trade secrets and other unpatented or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of their respective businesses as now being conducted and as described in the Offering Memorandum. Except as described in the Offering Memorandum, neither the Company nor any Subsidiary infringes or is in conflict with, any rights of others with respect to any Intangibles which, individually or in the aggregate, which is reasonably likely to have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole.

          (m) Except as described in the Offering Memorandum, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which is reasonably likely to have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or any other party.

          (n) No labor disturbance by the employees of the Company or any of its Subsidiaries exists or, to the best knowledge of the Company, is imminent which is reasonably likely to have, individually or in the aggregate, a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole.

          (o) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder, and no "reportable event" (as defined in ERISA and the regulations and published interpretations thereunder) has occurred with respect to any "plan" (as defined in ERISA and the regulations and published interpretations thereunder) of the Company, and the Company has not incurred and does not expect to incur liability under Title IV of ERISA which is reasonably likely to have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole. In addition, the execution and delivery of this Agreement, the Registration Rights Agreement and the Indenture, and the consummation of the transactions contemplated hereby and thereby, will not involve a "prohibited transaction" within the meaning of Section 406 of ERISA or
     Section 4975 of the Internal Revenue Code of 1986, as amended.

          (p) The Company and its Subsidiaries have duly filed with the appropriate taxing authorities all income and franchise Tax Returns and all other Tax Returns involving the payment of more than nominal amounts, required to be filed by any of them, except as the date of the filing thereof has been duly extended and such extension is in effect; and such Tax Returns are each true, correct and complete, in all material respects; and, except as adequate reserves have been made in the Company's financial statements included or incorporated by reference in the Offering Memorandum, the Company and its Subsidiaries have paid all taxes due prior to the date hereof; and there is no tax deficiency that has been asserted against the Company or any Subsidiary that would materially adversely affect the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole (other than items for which adequate reserve has been made in the Company's financial statements). The term "Tax Returns" means any report, return, application or other information supplied by the Company or any of its subsidiaries to a taxing authority in the United States, Israel or elsewhere.

          (q) Since the date as of which information is given in the Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, neither the Company nor any of its Subsidiaries has (i) issued or granted any securities (except for stock options and stock purchase plans issued to employees pursuant to the Company's existing stock option plans and issuances of Common Stock pursuant to outstanding options and warrants), (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (iii) entered into any material transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

          (r) The books, records and accounts of the Company and its Subsidiaries accurately and fairly reflect, in reasonable detail and in all material respects, the transactions in and dispositions of the assets of, and the results of operations of, the Company and its Subsidiaries. The system of internal accounting controls maintained by the Company and its Subsidiaries is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary (A) to permit preparation of financial statements in accordance with U.S. GAAP and generally accepted accounting principles in Israel as applicable, and (B) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
     (iv) the recorded accountability for assets is compared with the

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     existing assets at reasonable intervals and appropriate action is taken with respect to any difference.

          (s) To the best knowledge of the Company, the Company and its Subsidiaries are in compliance with all applicable existing federal, state, local and foreign laws and regulations (collectively, "Environmental Laws")
                                                            ------------------
     relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material (as defined below), except for such instances of noncompliance that, either individually or in the aggregate, would not have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company or its Subsidiaries taken as a whole. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the
     -------------------
     Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law. To the best knowledge of the Company, there is no alleged or potential liability (including, without limitation, alleged or potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) of the Company or any of its subsidiaries arising out of, based on, or resulting from (A) the presence or release into the environment of any Hazardous Material at any location currently owned by the Company or any of its subsidiaries or at any location currently used or leased by the Company or any of its subsidiaries, or (B) any violation or alleged violation of any Environmental Law, except, in each case, alleged or potential liabilities that, singly or in the aggregate, would not have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company or its Subsidiaries taken as a whole.

          (t) Except as, individually or in the aggregate, would not have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company or its Subsidiaries taken as a whole, (i) the Company and its Subsidiaries, have (A) such permits, licenses, franchises and authorizations of governmental or regulatory authorities (federal, foreign, state or local) ("Permits") as are necessary
                                                      -------
     to own, lease and operate their properties and to conduct their businesses as presently conducted, and (B) fulfilled and performed all of their material obligations with respect to the Permits, and (ii) no event has occurred that would allow, or after notice or lapse of time would allow, revocation or termination of any Permit or that would result in any other material impairment of the rights granted to the Company or any of its subsidiaries under any Permit, and the Company has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any Permit.

          (u) The Company and its subsidiaries maintain adequate insurance for their business and the value of their properties as is customary for the industry, and all such insurance is outstanding and in force as of the date hereof.

          (v) None of the Company or any of its Subsidiaries (i) is in violation of its charter, by-laws or other constitutive documents, (ii) is in default in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any agreement, indenture or instrument, or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property may be subject or has failed to obtain any Permit necessary to the ownership of its property or to the conduct of its business, except for any violation, default or failure that would not reasonably be expected to have, singularly or in the aggregate with all such violations or failures, a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole.

          (w) None of the Company or any of its Subsidiaries, or any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has used any corporate funds of the Company or any of its Subsidiaries for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (x) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are, or, as of the date of issuance of the Offered Securities, will be, listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system.

          (y) No registration of the Offered Securities or the Conversion Shares under the Securities Act and no qualification of an indenture under the U.S. Trust Indenture Act of 1939, as amended, is required in connection with the offer, sale and delivery of the Offered Securities or in connection with the conversion of the Offered Securities into Conversion Shares, in each case, in the manner contemplated by the Offering Memorandum, this Agreement and the Indenture.

          (z) The Company is not an "investment company," or an entity "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (aa) The Company and each of its Subsidiaries which owns any facility which was granted an "approved enterprise" status under Israeli law is in material compliance with all conditions and requirements stipulated by the documents of approval granted to it and by Israeli laws and regulations relating to such approved enterprise status. All information supplied by the Company or any such Subsidiary with respect to such applications is true, correct and complete in all material respects.

          (ab) The Company understands that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant hereto, counsel to the Company and counsel to the Initial Purchaser will rely upon the accuracy and truth as to factual matters of the foregoing representations and the Company hereby consents to such reliance.

          2.   Purchase, Sale and Delivery of the Offered Securities.  (a)  On
               -----------------------------------------------------
the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, at a purchase price of 97.75% of the principal amount thereof plus accrued interest, if any, from June 30, 1998 to the Firm Closing Date (as hereinafter defined), $250,000,000 principal amount of Firm Offered Securities.

          (b) The Company hereby grants to the Initial Purchaser an option to purchase from the Company, solely for the purpose of covering over-allotments in the sale of Firm Offered Securities, all or any portion of the Additional Offered Securities. The option granted hereunder may be exercised at any time within thirty (30) days from the date hereof at a purchase price of 97.75% of the principal amount thereof plus accrued interest, if any, from June 30, 1998 to the Option Closing Date (as hereinafter defined).

          (c) Payment for the Firm Offered Securities shall be made against delivery of the Firm Offered Securities at a closing to be held at the offices of Weil, Gotshal & Manges LLP at 10:00 A.M., local time, on June 30, 1998, or at such other time on the same or such other date, as shall be determined by the Initial Purchaser and the Company. The time and date of such payment are herein referred to as the Firm Closing Date.

          (d) Payment for any Additional Offered Securities shall be made against delivery of the Additional Offered securities at a closing to be held at the offices of Weil, Gotshal & Manges LLP at 10:00 A.M., local time, on such date (which may be the same as the Closing Date but shall in no event be earlier than either the Closing Date or the second business day after the date on which the option shall have been exercised nor later than five business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from the Initial Purchaser to the Company of its determination to purchase an aggregate principal amount, specified in said notice, of Additional Offered Securities. The time and date of such payment are hereinafter referred to as the Option Closing Date. The Firm Closing Date and the Option Closing Date are herein individually referred to as the "Closing Date" and collectively referred to as the "Closing Dates".

          (e) On each Closing Date, payment for the Firm Offered Securities and Additional Offered Securities shall be made by certified or official bank check or checks, or by wire transfer, payable to the order of the Company, in Federal (same day) funds. On each Closing Date, payment will be made against delivery of one or more global debentures in registered form to be deposited with, on behalf of, The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC, in such denominations and registered in such names as the Initial Purchaser shall request. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition to the obligation of the Initial Purchaser hereunder. With respect to each Closing Date, the Company shall make available the certificates representing the Offered Securities to be resold for inspection by the Initial Purchaser in New York, New York not later than 2:00 p.m., New York City time, on the business day prior to such Closing Date.

          3.   Representations, Warranties and Agreements of the Initial
               ---------------------------------------------------------
Purchaser.
---------

          (a) The Initial Purchaser represents and warrants that it is a Qualified Institutional Buyer and that it will offer the Offered Securities for resale only upon the terms and conditions set forth in this Agreement and in the Offering Memorandum.

          (b) The Initial Purchaser acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the benefit of, U.S. persons except pursuant to an exemption from the registration requirements of the Securities Act. The Initial Purchaser represents, warrants and agrees that it has only offered the Offered Securities, and will only offer and sell the Offered Securities inside the United States to persons whom the Initial Purchaser reasonably believes to be Qualified Institutional Buyers.

          (c) The Initial Purchaser represents, warrants and agrees that it has not and will not solicit offers for, or offer or sell the Offered Securities purchased from the Company hereunder by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act), including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Initial Purchaser agrees, with respect to resales made in reliance on Rule 144A, other than through the Private Offerings Resales and Trading through Automated Linkages ("PORTAL") market, of any of the Offered Securities purchased from the Company hereunder, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

          (d) The Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant hereto, counsel to the Company and counsel to the Initial Purchaser will rely upon the accuracy of the foregoing representations and the Initial Purchaser hereby consent to such reliance.

          4.   Certain Agreements of the Company.
               ---------------------------------

          (a) The Company agrees with the Initial Purchaser that:

               (i) The Company will advise the Initial Purchaser promptly of any proposed amendment or supplement to the Offering Memorandum and will not effect such amendment or supplement without the Initial Purchaser's consent, which consent shall not be unreasonably withheld. If at any time prior to the completion of the resale of the Offered Securities by the Initial Purchaser, any event occurs as a result of which the Offering Memorandum as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at such time to amend or supplement the Offering Memorandum to comply with any applicable law, the Company promptly will notify the Initial Purchaser of such event and promptly prepare an amendment or supplement which will correct such statement or omission or effect such compliance. Neither the Initial

     Purchaser's consent to, nor the Initial Purchaser's delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

               (ii) The Company will furnish to the Initial Purchaser copies of the Offering Memorandum and all amendments and supplements thereto, in each case as soon as available and in such quantities as it may reasonably request.

               (iii) During the period of two years after the Closing Date, the Company will, upon request, furnish to the Initial Purchaser and any holder of Offered Securities a copy of the restrictions on transfer applicable to such Offered Securities.

               (iv) The Company will not resell any Offered Securities which have been acquired by it during the period of two years after the Closing Date and which constitute "restricted securities" under Rule 144, otherwise than pursuant to an effective registration statement under the Securities Act.

               (v) During the period of two years after the Closing Date, the Company will not be or become an "investment company" within the meaning of, nor be or become subject to regulation under, the Investment Company Act.

               (vi) During the period beginning on the date hereof and continuing through the date which is 90 days after the date hereof, without the prior written consent of the Initial Purchaser, the Company will not offer, sell, contract to sell or otherwise dispose of, any shares of capital stock or securities convertible into or exchangeable for shares of capital stock or warrants or other rights to purchase capital stock, except
     (i) Common Stock pursuant to options or warrants outstanding on the date hereof or upon conversion of the Company's 5-3/4% Convertible Subordinated Debentures due 2006, (ii) stock options pursuant to employee benefit plans, stock purchase plans, stock option plans or other employee compensation plans existing on the date hereof maintained for the officers, directors or employees of the Company, (iii) Common Stock or other securities constituting all or part of the consideration for the acquisition of any property or business by the Company or any of its Subsidiaries, (iv) the Offered Securities and (v) the Conversion Shares.

               (vii) The Company will reserve and keep available at all times, free of preemptive rights, the full number of Conversion Shares issuable upon conversion of the Offered Securities.

               (viii) The Company will use all reasonable efforts to effect, prior to the time the Offered Securities may be converted, the designation or listing subject to notice of issuance, of the Conversion Shares issuable upon such conversion on the Nasdaq National Market or on such market or exchange on which the Common Stock is then quoted or listed.

               (ix) The Company will use all reasonable efforts to arrange for qualification of the Offered Securities for sale under the laws of such jurisdictions as the Initial Purchaser may reasonably designate and to maintain such qualifications in effect so long as reasonably required for the distribution of the Offered Securities; provided,
                                                 --------
     however, that the Company will not be obligated to qualify to do business
     -------
     as a foreign corporation in any state in which it is not so qualified or to file a general consent to service of process in any jurisdiction.


               (x) The Company agrees to pay (A) the fees and expenses of its counsel and accountants and the Trustee and any transfer agents, conversion agents and paying agents; (B) costs associated with the packaging and initial delivery of the certificates evidencing the Offered Securities and the preparation and printing of the certificates evidencing the Offered Securities, this Agreement, the Indenture, the Registration Rights Agreement, the Offering Memorandum and any information provided by the Company pursuant to Section 4(a)(ii) and (xi) hereof and any other document relating to the issuance of the Offered Securities; (C) the cost of obtaining approval for the trading of the Offered Securities through the PORTAL market and the designation or listing of the Common Stock issuable upon the conversion of the Offered Securities on the Nasdaq National Market or on such market or exchange on which the Common Stock is then quoted or listed; (D) all fees and expenses of DTC; (E) the costs of qualifying the Offered Securities for offering and sale under any state securities or blue sky laws, including reasonable legal fees and expenses of counsel for the Initial Purchaser in connection therewith; (F) the cost of having the Offered Securities rated by any rating agency; and (G) all other costs, fees and expenses incident to the performance of its obligations hereunder which are not specifically provided for above.

               (xi) So long as any of the Offered Securities are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) upon request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Securities Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

               (xii) The Company will use all reasonable efforts to cause the Offered Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc. and to cause the Offered Securities to be eligible for clearance and settlement through the facilities of DTC.

               (xiii) For a period of five years following the Closing date, the Company shall furnish to the Initial Purchaser copies of any annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Offered Securities pursuant to the Indenture.

               (xiv) If the sale of Offered Securities is not consummated hereunder for any reason other than the occurrence of an event referred to in Section 5(h) hereof or a default by the Initial Purchaser in the performance of its obligations under this Agreement, the Company will reimburse the Initial Purchaser upon demand for all reasonable out-of-pocket expenses (including the reasonable fees and disbursements of counsel to the Initial Purchaser) that shall have been incurred by it in connection with the proposed purchase and issue of the Offered Securities.

          5.   Conditions of the Obligations of the Initial Purchaser.  The
               ------------------------------------------------------
obligations of the Initial Purchaser to purchase and pay for the Firm Offered Securities on the Firm Closing Date and the Additional Offered Securities on the Option Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company when made and as of such respective dates, to the accuracy of the statements of officers of the Company made in certificates delivered pursuant to the provisions hereof, to the performance by the Company of its respective obligations hereunder and to the following additional conditions precedent:

          (a) No Initial Purchaser shall have been advised by the Company or shall have discovered and disclosed to the Company that the Offering Memorandum or any amendment or supplement thereto, contains an untrue statement of fact which, in the opinion of counsel for the Initial Purchaser, is material, or omits to state a fact which, in the opinion of counsel for the Initial Purchaser, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Registration Rights Agreement, the Offered Securities and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all respects to counsel for the Initial Purchaser.

          (c) On each Closing Date there shall have been furnished to you the opinion (addressed to the Initial Purchaser) of Kramer, Levin, Naftalis & Frankel, special counsel for the Company, dated such Closing Date and in form and substance reasonably satisfactory to counsel for the Initial Purchaser, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged;

               (ii) The Company has an authorized capitalization as set forth in the Offering Memorandum; all the issued shares of capital stock of the Company conform in all material respects to the description thereof contained in the Offering Memorandum;

               (iii) The Conversion Shares have been duly authorized and validly reserved for issuance upon conversion of the Offered Securities and are free of preemptive rights; and all Conversion Shares, when so issued and delivered upon such conversion in accordance with the terms of the Indenture, will be duly and validly authorized and issued, fully paid and non-assessable;

               (iv) The statements in the Offering Memorandum under the captions "Description of Debentures", "Description of Capital Stock" and "Transfer

     Restrictions" insofar as they purport to summarize the provisions of the Indenture, the Offered Securities and the Common Stock (including the Conversion Shares) are accurate and complete in all material respects;

               (v) There are no preemptive or other rights to subscribe for or to purchase from the Company, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter or by-laws;

               (vi) This Agreement has been duly authorized, executed and delivered by the Company;

               (vii) Each of the Indenture and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and legally binding agreement of the Company. The Indenture is enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting rights of creditors and other obligees generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing;

               (viii) The Offered Securities have been duly authorized by the Company and, when executed, authenticated and delivered in accordance with this Agreement and the Indenture, will be valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except in all cases as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting rights of creditors and other obligees generally, by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing, and will be entitled to the benefits of the Indenture;

               (ix) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and the issuance of the Offered Securities and the Conversion Shares and the consummation of the transactions contemplated hereby and thereby do not result in any violation of the provisions of the charter or by-laws of the Company; and no consent, approval, authorization or order of, or filing or registration with, any U.S. court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and the issuance of the Offered Securities and the Conversion Shares and the consummation of the transactions contemplated hereby and thereby except as may be required by the securities or "blue sky" laws of any state of the United States in connection with the sale of the Offered Securities and except as contemplated by the Registration Rights Agreement.

               (x) The statements in the Offering Memorandum under the caption "Certain Federal Income Tax Considerations" as to matters of U.S. tax law and regulation are confirmed in all material respects;

               (xi) No registration of the Offered Securities or the Conversion Shares under the Securities Act and no qualification of the Indenture or an indenture under the U.S. Trust Indenture Act of 1939, as amended, is required in connection with the offer, sale and delivery of the Offered Securities or in connection with the conversion of the Offered Securities into Conversion Shares, in each case, in the manner contemplated by the Offering Memorandum, this Agreement and the Indenture;

               (xii) The Company is not an "investment company," or an entity "controlled" by "investment company," within the meaning of the Investment Company Act; and

               (xiii) The Offered Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

          Such counsel shall also deliver a statement (addressed to the Initial Purchaser) to the effect that no facts have come to the attention of such counsel that have led it to believe that the Offering Memorandum (other than the financial statements and the financial data included therein, as to which such counsel need express no opinion or belief), as of its date, and at the applicable Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may each be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum except for statements of United States law or legal conclusions with respect thereto made in the Offering Memorandum under the captions "Description of Debentures," "Description of Capital Stock" and "Certain Federal Income Tax Consequences" insofar as such statements relate to the Offered Securities or the Common Stock.

          In rendering such opinion, such counsel may rely as to matters involving the application of laws other than the laws of New York and federal laws of the United States, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the counsel for the Initial Purchaser) of other counsel reasonably acceptable to the counsel for the Initial Purchaser familiar with the applicable laws and admitted to practice in the applicable jurisdiction. In rendering such opinion, such counsel for the Company shall have no reason to believe that it is not justified in relying on the opinion of any such other counsel. Such counsel may also rely as to matters of fact upon certificates of officers and other representatives of the Company and public officials.

          (d) On each Closing Date, there shall have been furnished to you the opinion (addressed to the Initial Purchaser) of William F. Sorin, Esq., General Counsel of the Company, dated such Closing Date, in form and substance reasonably satisfactory to counsel for the Initial Purchaser to the effect that:

               (i) Each of the Company and its Subsidiaries that are organized under the laws of the United States or any state thereof (the "U.S. Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their business requires such qualification (except for where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole) and have all corporate power and authority necessary to own or hold their respective properties and to conduct the business in which they are engaged;

               (ii) Except as set forth in the Offering Memorandum, to the best knowledge of such counsel, there are no outstanding warrants or options issued by the Company or any of its Subsidiaries to purchase any shares of the capital stock of the Company or its Subsidiaries or any security convertible into or exchangeable for capital stock of the Company or its Subsidiaries and there are no preemptive or other rights to subscribe for or to purchase from the Company, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's charter or by-laws or other constitutive documents or any agreement or other instrument known to such counsel to which the Company is a party or by which it is bound;

               (iii) All the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Offering Memorandum; except as described in the Offering Memorandum, all the issued shares of capital stock of each U.S. Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and owned of record by the Company, to the best of such counsel's knowledge, free and clear of all liens, encumbrances, equities or claims;

               (iv) Except as described in the Offering Memorandum, to the best knowledge of such counsel, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole; and to the best knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or any other party;

               (v) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and the issuance of the Offered Securities and the Conversion Shares and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its U.S. Subsidiaries is a party or by which the Company or any of its U.S. Subsidiaries is bound or to which any of the properties or assets of the Company or any of its U.S. Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter, by-laws or other constitutive documents of the Company or any of its U.S. Subsidiaries or any U.S. statute or any order, rule or regulation of any U.S. court or governmental agency or body having jurisdiction over the Company or any of its U.S. Subsidiaries or any of their properties or assets; and no U.S. consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and the issuance of the Offered Securities and the Conversion Shares and the consummation of the transactions contemplated hereby and thereby except as may be required by the securities or "blue sky" laws of any state of the United States in connection with the sale of the Offered Securities or as contemplated by the Registration Rights Agreement;

               (vi) To the best knowledge of such counsel, none of the Company or the Subsidiaries (i) is in violation of its charter or by-laws (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any time period, covenant or condition contained in this Agreement, the Registration Rights Agreement or the Indenture, or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business;

               (vii) To the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any registration statement filed by the Company under the Securities Act; and

               (viii) Each document incorporated by reference in the Offering Memorandum (except for financial statements and schedules included therein as to which such counsel need not express any opinion), when filed with the Commission complied as to form in all material respects with the Exchange Act and the Rules and Regulations.

     The written opinion of such counsel shall also contain a statement to the effect that no facts have come to the attention of such counsel that have led him to believe that the Offering Memorandum (other than the financial statements and the financial data included therein, as to which such counsel need express no opinion or belief), as of its date, and at the applicable Closing Date, contained or contains an untrue statement of a material fact, omitted or omits to state a material fact or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely as to matters involving the application of laws other than the laws of New York and federal laws of the United States, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the counsel for the Initial Purchaser) of other counsel reasonably acceptable to the counsel for the Initial Purchaser familiar with the applicable laws and admitted to practice in the applicable jurisdiction. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and that in their opinion the Initial Purchaser and they are justified in relying thereon. Such counsel may also rely as to matters of fact upon certificates of officers and other representatives of the Company and public officials.

          (e) On each Closing Date, there shall have been furnished to you the opinion (addressed to the Initial Purchaser) of Kleinhendler & Halevy, Israeli counsel for the Company, dated such Closing Date, in form and substance reasonably satisfactory to counsel for the Initial Purchaser to the effect that:

          (i) Each of the Company's Subsidiaries which is organized under the laws of Israel (the "Israeli Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of Israel, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except for where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and its Subsidiaries taken as a whole) and has all corporate power and authority necessary to own or hold its properties and to conduct the business in which it is engaged;

     (ii) No proceeding has been instituted by the Registrar of Companies in Israel for the dissolution of any of the Israeli Subsidiaries;

          (iii) Except as described in the Offering Memorandum, all the shares of capital stock of each Israeli Subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable and owned of record and, to the best knowledge of such counsel, beneficially by the Company and, to the best of such counsel's knowledge, free and clear of all liens, encumbrances, equities or claims;

          (iv) The issuance and delivery to the Initial Purchaser of the Offered Securities and the Conversion Shares and the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement and the Indenture are not subject to any tax imposed by Israel or any political subdivision thereof;

          (v) The statements in the Offering Memorandum under the captions "Risk Factors-Subsidiary Operations" and "Risk Factors-Operations in Israel," insofar as they purport to summarize statutes, laws and regulations of the State of Israel and programs of the government of Israel relating to or affecting the Company or its Israeli Subsidiaries, are accurate and complete in all material respects;

          (vi) Efrat Future Technology, Ltd. is an "approved enterprise" under Israeli law;

          (vii) No governmental authorizations, consents or exemptions in Israel are necessary for the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and the consummation of the transactions contemplated hereby and thereby (including, but not limited to, the issuance and sale of the Offered Securities and the issuance upon conversion of the Offered Securities as contemplated by this Agreement and the Indenture); and

          (viii) The execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture and the issuance of the Offered Securities and the Conversion Shares and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Israeli Subsidiaries is a party or by which the Company or any of its Israeli Subsidiaries is bound or to which any of the properties or assets of the Company or its Israeli Subsidiaries is subject, nor will such actions result in any violation of the provisions of the Memorandum or Articles of Association of the Israeli Subsidiaries or any statute or any order, rule or regulation of any Israeli court, governmental agency or body having jurisdiction over the Israeli Subsidiaries or any of their properties or assets.

          (f) The Company shall have furnished to the Initial Purchaser a certificate, dated such Closing Date, signed on behalf of the Company by the Chief Executive Officer and by the Vice President-Finance and Treasurer of the Company to the effect that: (i) the representations and warranties of the Company contained in this Agreement are true and correct, as if made at and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be complied with or satisfied at or prior to such Closing Date; (ii) the signers of said certificate have carefully examined the Offering Memorandum, and any amendments or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference in the Offering Memorandum), and to their knowledge do not include any untrue statement of material fact or omit to state any material fact required to be included therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
(iii) since the date of the most recent financial statements incorporated by reference in the Offering Memorandum there has occurred no event required to be set forth in an amendment or supplement to the Offering Memorandum which has not been so set forth.

          (g) On each Closing Date you shall have received a letter of Deloitte & Touche LLP, dated such Closing Date and addressed to the Initial Purchaser, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated in the Offering Memorandum, as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and confirming the conclusions and findings set forth in such prior letter.

          (h) Subsequent to the execution and delivery of this Agreement, there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission or such exchange or other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium is declared by either Federal or New York State authorities, (iii) the United States or Israel becomes engaged in hostilities or there is an escalation of hostilities involving the United States or Israel or there is a declaration of a national emergency or war by the United States or Israel, (iv) a material adverse change in general economic, political or financial conditions, or the effect of international or national conditions on the financial markets in the United States which change shall be such as to, in the judgment of the Initial Purchaser, make it inadvisable or impracticable to proceed with the payment for and delivery of the Offered Securities, or (v) a material adverse change in the operations, business, prospects, capitalization or financial condition of the Company, whether or not arising in the ordinary course of business, which change, in the reasonable judgment of the Initial Purchaser, shall render it impracticable or inadvisable to proceed with the payment for and delivery of the Offered Securities.

          (i) The Initial Purchaser shall have received from Weil, Gotshal & Manges LLP, counsel for the Initial Purchaser, such opinion or opinions, dated such Closing Date, with respect to the validity of the Indenture, the Offered Securities, the Conversion Shares, the Offering Memorandum, and other related matters as they may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (j) The Offered Securities shall have been (i) approved by the National Association of Securities Dealers, Inc., as being eligible for trading in the PORTAL market and (ii) accepted for settlement through the facilities of DTC.

          (k) The Registration Rights Agreement shall have been executed and delivered and be substantially in the form of Exhibit A hereto.

          All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to counsel for the Initial Purchaser. The Company shall furnish to the Initial Purchaser conformed copies of such opinions, certificates, letters and other documents in such number as the Initial Purchaser shall reasonably request. If any of the conditions specified in this
Section 5 shall not have been fulfilled when and as required by this Agreement, this Agreement and all obligations of the Initial Purchaser hereunder may be canceled at, or at any time prior to, each Closing Date, by the Initial Purchaser. Any such cancellation shall be without liability of the Initial Purchaser to the Company. Notice of such cancellation shall be given to the Company in writing, or by telegraph or telephone and confirmed in writing.

          6.  Indemnification and Contribution.
              ---------------------------------

          (a) The Company shall indemnify and hold harmless the Initial Purchaser, its directors, officers and employees and each person, if any, who controls the Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Offered Securities), to which the Initial Purchaser or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Memorandum, or any amendment or supplement thereto or the reports filed pursuant to the Exchange Act incorporated by reference in the Offering Memorandum or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Offered Securities under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in the Offering Memorandum, or any amendment or supplement thereto or the reports filed pursuant to the Exchange Act incorporated by reference in the Offering Memorandum, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and shall reimburse the Initial Purchaser and each such director, officer, employee or controlling persons promptly upon demand for any reasonable legal or other expenses reasonably incurred by the Initial Purchaser, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however,
                                                           --------  -------
that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (i) arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser specifically for inclusion therein or (ii) results from the fact the Initial Purchaser sold Offered Securities to a person as to whom it is established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Offering Memorandum, as then amended or supplemented, in any case where the Company has previously furnished copies thereof in sufficient quantity to the Initial Purchaser and the loss, claim, damage or liability of the Initial Purchaser results from an untrue statement or omission of a material fact contained in the Offering Memorandum which was corrected in the Offering Memorandum as then amended or supplemented. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Initial Purchaser or to any officer, employee or controlling person of the Initial Purchaser.

          (b) The Initial Purchaser shall indemnify and hold harmless the Company, its directors, officers and employees and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Memorandum, or any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in the Offering Memorandum or any amendment or supplement thereto or any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company by or on behalf of the Initial Purchaser specifically for inclusion therein; and shall reimburse the Company and any such director, officer, employee or controlling persons for any reasonable legal or other expenses reasonably incurred by the Company or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that
                                                         --------  -------
the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6, except to the extent it has been materially prejudiced by such failure, or from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that
                                                      --------  -------
the indemnified party shall have the right to employ counsel to represent such indemnified party and its respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such indemnified party against the indemnifying party under this Section 6 if an indemnified party shall have been advised by counsel in writing that representation of such indemnified party and those directors, officers, employees and controlling persons by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests and the indemnified party so notifies the indemnifying party, and in that event the fees and expenses of not more than one such separate counsel (in addition to local counsel) shall be paid by the indemnifying party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such claim, action, suit or proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the written consent of the indemnifying party or if there be a final judgment in favor of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Initial Purchaser with respect to the Offered Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Offered Securities under this Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchaser, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this
Section 6(d) were to be determined by pro rata allocation (even if either the Initial Purchaser or the Company, as the case may be, were treated as one entity for such purposes) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, subject to the limitations set forth above, for purposes of this Section 6(d), any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased and resold by it exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from which contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise (except as specifically provided in subsection (c) hereof). The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party in equity or at law.

          (e) The Initial Purchaser confirms and the Company acknowledges that
(i) the last paragraph on the cover page, (ii) the stabilization legend on page 3 and (iii) the fifth, seventh and tenth paragraphs under the caption "Plan of Distribution" constitute the only information concerning the Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion in the Offering Memorandum.

          7.   Survival of Certain Representations and Obligations.  The
               ----------------------------------------------------
respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Initial Purchaser set forth in or made in certificates delivered pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of any payment for the Offered Securities.

          8.   Notices.  All communications hereunder will be in writing and
               -------
will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchaser shall be directed to Lehman Brothers Inc. at 3 World Financial Center, New York, NY 10285,
Attention: Investment Banking Group (facsimile: (212) 526-3738), with a copy, in case of any notice pursuant to Section 6(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285; notices to the Company shall be directed to it at Comverse Technology, Inc., 170 Crossways Park Drive, Woodbury, New York 11797, Attention: William F. Sorin, Esq. (facsimile: (516) 677-7323).

          9.   Persons Entitled to Benefit of Agreement. This Agreement shall
               ----------------------------------------
inure to the benefit of and be binding upon the Initial Purchaser, the Company and their respective successors and the controlling persons referred to in
Section 6. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (x) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Initial Purchaser and the person or persons, if any, who control the Initial Purchaser within the meaning of Section 15 of the Securities Act and (y) the representations, warranties, indemnities and agreements of the Initial Purchaser contained in this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 9, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          10.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS OF THE STATE OF NEW YORK.

          11.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

          12.  Headings.  The headings herein are inserted for convenience of
               --------
reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


                  [Remainder of page intentionally left blank]

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Company and the Initial Purchaser in accordance with its terms.



               COMVERSE TECHNOLOGY, INC.



                                    By: ____________________________________
                                        Name:
                                        Title:


                                    The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.


                                    LEHMAN BROTHERS INC.



                                    By: _____________________________________
                                        Name:
                                        Title: